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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 18, 2006

             Commission File Number of issuing entity: 333-128920-01
                                                       -------------

                       CRUSADE GLOBAL TRUST NO. 2 OF 2006
                       ----------------------------------
                         (Exact name of issuing entity)

                 COMMISSION FILE NUMBER OF DEPOSITOR: 333-128920

                           CRUSADE MANAGEMENT LIMITED
                           --------------------------
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                             ST.GEORGE BANK LIMITED
                             ----------------------
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

          New South Wales, Australia                              N/A
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(STATE OR OTHER JURISDICTION OF INCORPORATION)   (I.R.S. EMPLOYER IDENTIFICATION NO.)

       Level 4, 4-16 Montgomery Street
         Kogarah NSW 2217, Australia
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       N/A
                                                 ------------------------------------
                                                              (ZIP CODE)

                                  612-9952-1315
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
           -----------------------------------------------------------
           (FORMER NAME, FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         EXHIBIT INDEX LOCATED ON PAGE 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01.        OTHER EVENTS.

On or about September 21, 2006, Crusade Management Limited, as depositor for
Crusade Global Trust No. 2 of 2006 (the "Trust") will cause the issuance of the
Mortgage Backed Floating Rate Notes, including the following class offered pursuant to a Registration Statement on Form S-3 (File No. 333-128920) filed by the Registrant with the Securities and Exchange Commission: Class A-1 (the
"Notes").

Copies of the opinions of Mayer, Brown, Rowe & Maw LLP with respect to legality of the Notes and with respect to certain federal tax matters, together with related consents of Mayer, Brown, Rowe & Maw LLP and copies of the opinions of
Allens Arthur Robinson with respect to certain tax matters and with respect to the enforceability of foreign judgments, together with the related consents of
Allens Arthur Robinson, to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits. The following are filed as Exhibits to this Report:

                  5.1      Opinion of Mayer, Brown, Rowe & Maw LLP relating to
                           legality of the Notes.

                  8.1      Opinion of Mayer, Brown, Rowe & Maw LLP relating to
                           Federal tax matters.

                  8.2      Opinion of Allens Arthur Robinson relating to certain
                           tax matters.

                  23.1     Consent of Mayer, Brown, Rowe & Maw LLP (included in
                           opinion filed as exhibit 5.1).

                  23.2     Consent of Mayer, Brown, Rowe & Maw LLP (included in
                           opinion filed as exhibit 8.1).

                  23.3     Consent of Allens Arthur Robinson (included in
                           opinion filed as exhibit 8.2).

                  23.4     Consent of Allens Arthur Robinson (included in
                           opinion filed as exhibit 99.1).

                  99.1     Opinion of Allens Arthur Robinson relating to
                           enforceability of foreign judgments.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                CRUSADE MANAGEMENT LIMITED

                                                By: /s/ Rodney James Clark
                                                    --------------------------
                                                Name: Rodney James Clark
                                                Title:  Senior Manager

Dated: September 18, 2006

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.   DESCRIPTION
-----------   -----------

5.1           Opinion of Mayer, Brown, Rowe & Maw LLP relating to legality of the Notes.

8.1           Opinion of Mayer, Brown, Rowe & Maw LLP relating to Federal tax matters.

8.2           Opinion of Allens Arthur Robinson relating to certain tax matters.

23.1          Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as exhibit 5.1).

23.2          Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as exhibit 8.1).

23.3          Consent of Allens Arthur Robinson (included in opinion filed as exhibit 8.2).

23.4          Consent of Allens Arthur Robinson (included in opinion filed as exhibit 99.1).

99.1          Opinion of Allens Arthur Robinson relating to enforceability of foreign judgments.